UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 13, 2022, The ONE Group Hospitality, Inc. and certain of its subsidiaries (the “Company”), Goldman Sachs Bank USA, as collateral agent, and Goldman Sachs Specialty Lending Group, L.P., as administrative agent, entered into an amendment to the Credit Agreement that:

•	Allows for a new $50 million delayed draw term facility, available to draw for twelve months and subject to a 1.75x Net Leverage Ratio incurrence test (as defined in the Credit Agreement) for permitted acquisitions, stock repurchases and new restaurant capital expenditures;
•	Allows the Company to redeem, repurchase or otherwise acquire its own capital stock in an aggregate amount of up to $50 million subject to a 1.75x Net Leverage Ratio incurrence test and no default or event of default;
•	Changes the interest rate from LIBOR plus a margin to SOFR plus an applicable margin; and
•	Requires the Company to pay interest on an undrawn portion of the delayed draw term loan up to $35 million, beginning 90 days following the effective date until December 13, 2023.

The Company plans to draw on the delayed draw term loan.

A press release announcing the amendment to the Credit Agreement is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits.

10.1	Fourth Amendment to Credit and Guaranty Agreement dated December 13, 2022 between The ONE Group Hospitality, Inc. and certain of its subsidiaries, certain other credit parties, Goldman Sachs Specialty Lending Group, L.P., as administrative agent for the lenders, and Goldman Sachs Bank USA, as collateral agent for the lenders.

99.1	Press Release dated December 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2022	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Tyler Loy
	Name:	Tyler Loy
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Fourth Amendment to Credit and Guaranty Agreement dated December 13, 2022 between The ONE Group Hospitality, Inc. and certain of its subsidiaries, certain other credit parties, Goldman Sachs Specialty Lending Group, L.P., as administrative agent for the lenders, and Goldman Sachs Bank USA, as collateral agent for the lenders.

99.1	Press Release dated December 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)